Morgan Stanley, Dean Witter, Discover & Co.
                    Preeminence in Global Financial Services
                                February 5, 1997

Our Vision

TO CREATE THE PREEMINENT GLOBAL FINANCIAL SERVICES FIRM

     Accelerated Growth

     Highly Profitable

     Highest Quality

Creating the Preeminent Global Financial Services Firm

                          Engines: Powerful Franchises

   Leading Global Securities Firm

   Leading Global Asset Manager

   Leading Global Credit Card Company

Creating the Preeminent Global Financial Services Firm

                                 VALUE DRIVERS

   Preeminent Brands

   Quality Professionals

   Proprietary Distribution

   Multiple Channels

   Broad Customer Relationships

   Global Platform

   Size and Scale

Powerful Franchises

   Three Powerful Brand Names and Franchises

   Premier Global Investment Bank

   Leading Domestic Retail Securities Firm

   Two Substantial Asset Management Businesses

   Leading Credit Card Company

Complementary Origination and Distribution

   Supply Morgan Stanley Product Through
   Dean Witter Distribution
     Top Ranked Research
     Underwritten Equity and Fixed Income
     Global Products

   Enhanced Retail Distribution Strength
     Increased AE Productivity
     Enhanced Ability to Attract and Retain AEs
     Accelerated AE Growth

   Expands Origination Capability
     Increased Lead Managed Underwritings
     Enhanced Corporate Relationships

Powerful Asset Management Platform

   Top 5 Globally in Total Assets
     $271 BN in AUM

   Multiple Channels and Brands
     InterCapital
     Morgan Stanley
     Van Kampen American Capital

   Balanced Product Mix

   Poised to Grow in Changing Market Environments

   Leverage Strengths Across Brands
     Investment Performance
     International Products

   Positioned to Expand Globally
     Europe
     Emerging Markets

Creating the Preeminent Global Financial Services Firm

   Broad Customer Relationships
     Major Corporations / Institutions Globally
     3.2mm Retail Securities Customers
     7mm Mutual Fund Share Owners
     39mm Cardholders
     20,000 Internet Brokerage Accounts (Lombard)

   Balanced Earnings Stream
     Securities
     Asset Management
     Cards

   Size and Scope
     Scale in Scale Businesses
     Enhanced Capacity for Investment

   Opportunities for Future Consolidation

Transaction Summary


Terms:              1.65 Shares of Dean Witter, Discover & Co.
                    for each Morgan Stanley Share

                    Due Diligence Completed
                    Definitive Agreement Signed
                    Cross Options Granted

Structure:          Pooling: Tax-Free Exchange


Approvals:          Shareholder Votes and Regulatory Approvals

Timing:             Mid - 1997

The Combined Company

Name:                Morgan Stanley, Dean Witter, Discover & Co.

Management:          Chairman & CEO - Philip J. Purcell
                     President & COO - John J. Mack

Board: Chairman of Executive Committee - Richard B. Fisher 7 From Dean Witter, Discover & Co. /
                     7 From Morgan Stanley
                     (including 2 insiders from each)

Dividend:            Dean Witter, Discover & Co. Dividend
                     Currently $0.56 Annually

Financial Strength

Size and Scope:      $21Bn in Market Capitalization

                     $11Bn in Common Equity

                     $12Bn Net Revenues

                     $3Bn Pre-tax Income

Leading Franchises in Attractive Businesses

Securities/           #1 Global M&A
Investment Banking:
                      #1 IPOs(1)

                      #1 U.S. Equity(1)

                      #2 in Equity Research

                      #3 in Retail Account Executives
                         9,300

                      409 Offices Worldwide

                      21 Countries

                      3.2mm Retail Customers

Note:  (1)  Full credit to each manager. Source: Securities Data Company.

Leading Franchises in Attractive Businesses

Asset Management:     Top 5 Globally in Asset Management ($271Bn)

                      #5 in Mutual Funds ($146Bn)
                         7mm Shareholders

Credit Cards:         #1 in Credit Cards (39mm)

                      #3 in Managed Loans ($37Bn)

                      #2 in Charge Volume ($54Bn)

                      Proprietary Merchant Network

Growth Businesses

Industry Growth Rates

                                                  10 Year        1 Year
                                                  -------        ------

INVESTMENT BANKING AND SECURITIES
  NYSE Trading Volume                             10.8%          19.9%
  Global Equity Underwriting(1)                   19.0           40.5
  Global M&A(1)                                    8.7           16.5

ASSET MANAGEMENT
  Mutual Funds(2)                                 18.9           22.5

CREDIT CARDS
  Card Receivables(3)                             18.0           27.2

Notes:  (1)  Source: Securities Data Company.
        (2)  Source: Strategic Insight.
        (3)  Source: The Nilson Report.

Size and Scale

($Billions)

(The following data is represented by two bar charts in the original document.)

Common Equity(1)

PRO FORMA                                            $10.6
Merrill Lynch(2)                                     $ 6.0
Morgan Stanley                                       $ 5.4
Dean Witter                                          $ 5.2
Smith Barney                                         $ 2.8
PaineWebber                                          $ 1.5

Profit Before Taxes(1)

PRO FORMA                                            $ 3.1
Merrill Lynch                                        $ 2.6
Morgan Stanley                                       $ 1.6
Dean Witter                                          $ 1.5
Smith Barney                                         $ 1.4
PaineWebber                                          $ 0.6


--------
Notes: (1)  At or for the latest fiscal year end.
       (2)  As of 9/30/96.

                                       14

Size and Scale

($Billions)

(The following data is represented by a bar chart in the original document.)

Market Capitalization(1)

Citicorp                                             $56
Chase                                                $41
Travelers                                            $35
American Express                                     $29
PRO FORMA                                            $21
J.P. Morgan                                          $19
Merrill Lynch                                        $14
Fidelity                                             Estimate
Goldman Sachs                                        Estimate
Bankers Trust                                        $ 7
PaineWebber                                          $ 3

--------
Note:  (1)  As of February 3, 1997.

Market Valuation

(The following data is represented by a bar chart in the original document.)

Price/Earnings Ratios(1)

American Express                                     15.2x
Travelers                                            14.9x
Citicorp                                             14.0x
J.P. Morgan                                          13.1x
Merrill Lynch                                        12.2x
Dean Witter                                          12.0x
Bankers Trust                                        11.5x
Chase                                                11.1x
Morgan Stanley                                       10.8x


--------
Note:  (1)  Market information as of 02/03/97. Based on IBES estimates as of
            01/16/97.

                         Securities/Investment Banking

Leading Strategic Advisor


                                   Global M&A
                             Announced Transactions

                                                   Total Value
                                                      1996

1.   Morgan Stanley                                  $238Bn
2.   Merrill Lynch                                    204
3.   Goldman, Sachs                                   166
4.   Lazard Houses                                    131
5.   J.P. Morgan                                      121

Source:  Securities Data Company.

Top-Ranked Equity Research: Global

(The following data is represented by a stacked bar chart in the original document.)

                                                   Analyst Rankings(1)
                                         -------------------------------------
                        # of             1st        2nd        3rd      Runner
                      Analysts           Team       Team       Team       Up

Merrill Lynch            90               26        28         16         20
MORGAN STANLEY           74               23        11         20         20
Goldman Sachs            57               14        14         12         17
Smith Barney             23                7         6          5          5
PaineWebber              19                4         3          3          9

Note:  (1)  Source: Institutional Investor. Includes North America, Non-Japan
            Asia, Europe and Latin America equity research analysis.

Distribution Strength:  Retail

(The following data is represented by two bar charts in the original document.)

Account Executives (000's)

Merrill Lynch                                        14.3
Smith Barney                                         10.4
Dean Witter                                           9.1
PaineWebber                                           6.1
A.G. Edwards                                          5.5


Net Change in Account Executives
         (1991 - Sept. 1996)

Dean Witter                                          2,251
Merrill Lynch                                        2,200
A.G. Edwards                                         1,396
PaineWebber                                          (-284)
Smith Barney                                       (-1,552)

Distribution Strength:  Equity

Independent Survey:  Top 100 Institutions(1)


              Equity Underwriting Franchise

              1.    Morgan Stanley
              2.    Goldman Sachs
              3.    Alex Brown
              4.    DLJ
              5.    Merrill Lynch

              Sales Penetration

              1.    Morgan Stanley
              2.    DLJ
              3.    Smith Barney
              4.    Merrill Lynch
              5.    Goldman Sachs

              Research Franchise

              1.    Morgan Stanley
              2.    Goldman Sachs
              3.    Merrill Lynch
              4.    DLJ
              5.    Cowen

              Trading Acumen

              1.    Morgan Stanley
              2.    Lehman Brothers
              3.    Smith Barney
              4.    Salomon Brothers
              5.    DLJ

Note:  (1)  Based on independent annual survey of managers at top
            100 institutions.

(The following information is represented as a map graphic in the original document.)

Distribution Strength:  Domestic
Dean Witter Offices
361 Branches

(The following information is represented as a map graphic in the original document.)

Distribution Strength:  Global
Morgan Stanley Offices
38 Offices in 21 Countries

Leading Originator - Global Equity

Worldwide Common Stock Underwriting(1)
                                    Total
                                   Proceeds
                                    1996

1        Merrill Lynch              $54 Bn
         Pro Forma                   53
2        Goldman Sachs               48
3        Morgan Stanley              44
4        CS First Boston             36
5        Smith Barney                34

Note:  (1)  Full credit to each manager.  Source:  Securities Data Company.

                                Asset Management

Asset Management Industry

        Sizable Market
           $10 Trillion(1)

        High Growth

        High Margin

        Attractive ROE

        Significant Barriers to Entry
           Brand Name
           Investment Performance
           Marketing
           Distribution
           Technology
           Scale

Note: (1) Source: Intersec.

Assets Under Management
($ Billions)(1)

(The following data is represented by a bar chart in the original document.)

Fidelity                  $496
PRO FORMA                 $271
Vanguard                  $250
Merrill Lynch             $234
Franklin/Templeton        $181
Travelers                 $112

Note: (1) Financial information as of 12/31/96. Based on public information, if available, or company estimates.

Leading Asset Manager
Mutual Funds
($ Billions)


ALL MUTUAL FUNDS
(Excl. Money Markets)

1 Fidelity               $329
2 Vanguard                194
3 American Funds          170
4 Franklin/Templeton      137
  PRO FORMA               119
5 Putnam                  115


EQUITY FUNDS

 1 Fidelity              $297
 2 American Funds         156
 3 Vanguard               144
 4 Franklin/Templeton      77
 5 Putnam                  76
   PRO FORMA               64


TAXABLE BONDS

  PRO FORMA               $35
1 Vanguard                 30
2 Putnam                   22
3 Morgan Stanley           21
4 Fidelity                 19
5 Pimco Advisors           19


TAX FREE BONDS

1 Franklin/Templeton      $43
2 Nuveen                   31
  PRO FORMA                20
3 Vanguard                 20
4 Dreyfus                  17
5 Merrill Lynch            17

Source:  Strategic Insight, As of 12/31/96.

Product Breadth

Mutual Funds

(The following data is represented by a pie chart in the original document.)


                                306 Mutual Funds

                         Fixed Income             37%
                         International Equity     11%
                         Money Market             19%
                         U.S. Equity              33%

                              Pro Forma: $146.5bn

Source:  Strategic Insight; As of 12/31/96.

                                  Credit Cards

Card Industry Is An Attractive Business

        Sizable Market
          $16 Trillion in Charge Volumes
          $460 Billion in Receivables

        Expected Growth:  15-20%

        Attractive Operating Margin:  30%+

        Attractive ROE:  20%+

        High Barriers to Entry
          Scale
          Technology
          Marketing
          Brand Name

Sources:  The Nilson Report or publicly available data.

Cards Are Projected to Gain Share

(The following data is represented by a bar chart in the original document.)

                    Total Consumer Spending          Total Credit Card Payments

1990                          15%                             $2,972
1994                          18%                             $3,619
2000                          28%                             $5,093
2005                          32%                             $6,806

Source:  The Nilson Report.

Leadership in Cards
($ Billions)

         Charge Volume(1)
                                         ($Bn)

1  American Express                     $124.4
2  Dean Witter, Discover & Co.            53.6
3  Citibank                               44.9
4  First Chicago NBD                      21.3
5  MBNA                                   20.3
6  Banc One/First USA                     16.5
7  Household Bank                         15.6
8  Chase Manhattan                        15.1
9  AT&T                                   12.7
10 BankAmerica                             9.6
11 NationsBank                             9.2
12 Advanta                                 8.7
13 Capital One                             8.0
14 Wells Fargo                             5.0
15 Bank of New York                        4.7

                  Total                 $369.6

         Managed Loans(2)
                                         ($Bn)

1  Citibank                              $42.8
2  Dean Witter, Discover & Co.            32.4
3  MBNA                                   28.9
4  Banc One/First USA                     28.4
5  Chase Manhattan                        23.5
6  First Chicago NBD                      17.5
7  Household Bank                         16.6
8  AT&T                                   13.2
9  Advanta                                12.7
10 Capital One                            11.2
11 American Express                       10.5
12 BankAmerica                             9.4
13 NationsBank                             8.9
14 Wells Fargo                             6.7
15 First Union                             5.9

                  Total                 $268.6


Notes:  (1)  As of June 30, 1996.  Sources:  Nilson Report, Company reports.
        (2)  Managed loans as of period end June 30, 1996.

Credit Services
($ Billions)

(The following data is represented by two bar charts in the original document.)

Managed Loans

1991           $17
1992           $19
1993           $21
1994           $26
1995           $32
1996           $37

CAGR           16.8%

Transaction Volume

1991           $22
1992           $28
1993           $33
1994           $40
1995           $48
1996           $54

CAGR           19.7%

Pro Forma Financials -- 1996
($ Millions)

                                                                     Morgan Stanley,
                                    Morgan       Dean Witter,         Dean Witter,
                                   Stanley(1)   Discover & Co.(2)    Discover & Co.

Net Revenues                          $5,776          $6,230              $12,006
Net Income Available to Common           963             951                1,914
ROE                                    20.9%           19.0%                19.9%
Profit before Tax Margin               27.2%           24.8%                26.0%
Assets                              $196,902         $42,414             $239,316
Common Equity                          5,393           5,164               10,557

(1)  For the fiscal year ended 11/30/96.
(2)  For the fiscal year ended 12/31/96.